UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 22, 2006
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331
(Commission File Number)  (IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA  30067
(Address of Principal Executive Offices) (Zip Code)
770-767-4500
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On March 22, 2006 Parker H. Petit, the Chairman and Chief Executive Officer of Matria Healthcare, Inc. (the “Company”) issued a statement to investors regarding a report that has been circulating relative to disclosures in the Company’s 2005 10-K. A copy of the statement is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Statement dated March 22, 2006, issued to Investors from Parker H. Petit.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

By:  /s/ Parker H. Petit
Parker H. Petit
Chairman and Chief Executive Officer

Dated: March 22, 2006

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Letter to Investors from Parker H. Petit, dated March 22, 2006.